Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
          SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 6, 2011 (this “Second Amendment”), and effective as of the Second Amendment Effective Date (as defined below), among Endeavour International Corporation, a Nevada corporation, (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Lenders party hereto and Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
          WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement, dated as of August 16, 2010 (as amended by the First Amendment to Credit Agreement, U.S. Security Agreement and Subsidiaries Guaranty, dated as of February 3, 2011, and as otherwise amended, restated, supplemented and/or otherwise modified through the date hereof, the “Credit Agreement”);
          WHEREAS, the Borrower intends to issue certain unsecured debt securities (the “Debt Securities Issuance”); and
          WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;
          NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I. Amendments to the Credit Agreement.
          1. Notwithstanding anything to the contrary contained in Section 8.04, 8.05, 8.12, 8.14 or any other provision of the Credit Agreement, the Debt Securities Issuance and the incurrence of Indebtedness and any related guaranties pursuant to the documentation governing the Debt Securities Issuance shall be permitted under the Credit Agreement so long as (i) the Debt Securities Issuance involves only the issuance of unsecured debt securities that expressly permit the Prepayment (as defined below), (ii) the Debt Securities Issuance shall have occurred on or prior to July 15, 2011 (the date of the Debt Securities Issuance, the “Issue Date”), (iii) Net Cash Proceeds from the Debt Securities Issuance are sufficient, and are applied on the Issue Date in an amount sufficient, to make a payment to the Administrative Agent (for the ratable benefit of the Lenders entitled to such amounts) (the “Prepayment”) in an amount (the “Prepayment Amount”) equal to the sum of (a) the outstanding principal amount of all the Term Loans, all accrued (and theretofore unpaid) interest on the Term Loans and all other Obligations outstanding under the Credit Agreement and the other Credit Documents, in each case, on the Issue Date, plus (b) the amount of interest that would have accrued on the outstanding principal of all the Term Loans from the Issue Date through and including August 16, 2011 if the Debt Securities Issuance and application of Net Cash Proceeds therefrom had not been made as provided above and no other repayments of the Term Loans had occurred after the Issue Date, plus (c) 3.0% of the aggregate principal amount of the Term Loans outstanding as of the Issue Date, and (iv) the Administrative Agent promptly distributes the Prepayment Amount pursuant to Section 11.06 of the Credit Agreement.
          2. Notwithstanding anything to the contrary contained in Section 3.01(b) or 4.01 of the Credit Agreement, the Borrower shall be permitted to make the Prepayment on the Issue Date so long as all outstanding Term Loans and all other amounts described in clauses (iii)(a), (iii)(b) and (iii)(c) of preceding Section 1 are repaid or paid, as applicable, on the Issue Date and such Prepayment is otherwise in accordance with the provisions of Section 4.01(i) and (iii).
II. Miscellaneous Provisions.
          1. This Second Amendment shall only be and remain effective if Article I hereof is complied with in all respects.
          2. In order to induce the Lenders to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants that:
     (i) all of the representations and warranties contained in the Credit Documents are true and correct in all material respects both before and immediately after giving effect to the Second Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and
     (ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this Second Amendment on the Second Amendment Effective Date.
          3. This Second Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect.
          4. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          5. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER).

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          6. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) The Credit Parties and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number: 212-354-8113 / e-mail address: pantoine@whitecase.com); and
     (ii) the Borrower shall have paid to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with this Second Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP, DLA Piper LLP (US), CMS Cameron McKenna and Nauta Dutilh incurred in connection with the Credit Agreement (including, without limitation, in connection with this Second Amendment or the First Amendment) and invoiced on or before the date hereof.
          7. From and after the Second Amendment Effective Date, all references in each Credit Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby on the Second Amendment Effective Date.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Executive Vice President and Chief Financial Officer

ENDEAVOUR ENERGY UK LIMITED
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Authorized Signatory

CYAN PARTNERS, LP, as Administrative Agent, as Collateral Agent and as a Lender
By:	/s/ Jonathan Tunis
	Name:	Jonathan Tunis
	Title:	Authorized Signatory

CYRUS OPPORTUNITIES FUND II, L.P.

By:	CYRUS CAPITAL PARTNERS, L.P.,
as Investment Manager

By:	/s/ Brennan McCaw
	Name:	Brennan McCaw
	Title:	Authorized Signatory

CYRUS EUROPE FUND, L.P.

By:	CYRUS CAPITAL PARTNERS, L.P.,
as Investment Manager

By:	/s/ Brennan McCaw
	Name:	Brennan McCaw
	Title:	Authorized Signatory

CRESCENT 1, L.P.

By:	CYRUS CAPITAL PARTNERS, L.P.,
as Investment Manager

By:	/s/ Brennan McCaw
	Name:	Brennan McCaw
	Title:	Authorized Signatory

CYR FUND, L.P.

By:	CYRUS CAPITAL PARTNERS, L.P.,
as Investment Manager

By:	/s/ Brennan McCaw
	Name:	Brennan McCaw
	Title:	Authorized Signatory

MTP ENERGY INFRASTRUCTURE FINANCE MASTER FUND, LTD.

By:	MTP Energy Management LLC, its Investment Manager

By:	Magnetar Financial LLC, its Managing Member

By:	/s/ Doug Litowitz
	Name:	Doug Litowitz
	Title:	Counsel

TRIANGLE PEAK PARTNERS PRIVATE EQUITY, LP

By:	Triangle Peak Partners Private Equity GP, LLC, its General Partner

By:	/s/ Dain F. DeGroff
	Name:	Dain F. DeGroff
	Title:	Managing Member

HELIOS CORPORATE LLC
By:	/s/ Brett Cohen
	Name:	Brett Cohen
	Title:	Authorized Signatory

DODER TRUST LIMITED (as Trustee for the Jader Trust No 4)
By:	/s/ Jozef C. Hendricks
	Name:	Jozef C. Hendricks
	Title:	Director, Doder Trust Ltd., as Trustee

By:
Name:
Title:

DODER TRUST LIMITED (as Trustee for the Bat Hanadiv Foundation No 3)
By:	/s/ Jozef C. Hendricks
	Name:	Jozef C. Hendricks
	Title:	Director, Doder Trust Ltd., as Trustee

By:
Name:
Title:

JGB CAPITAL, LP
By:	/s/ Brett Cohen
	Name:	Brett Cohen
	Title:	Authorized Signatory

JGB CAPITAL OFFSHORE LTD
By:	/s/ Brett Cohen
	Name:	Brett Cohen
	Title:	Authorized Signatory

SAMC LLC
By:	/s/ Brett Cohen
	Name:	Brett Cohen
	Title:	Authorized Signatory

STEELHEAD NAVIGATOR MASTER, L.P.

By:	STEELHEAD PARTNERS, LLC, its Investment Manager

By:	/s/ Grant Hulse
	Name:	Grant Hulse
	Title:	Director of Finance and Operations

CEC 1, LLC

By:	CHAMBERS ENERGY CAPITAL, LP, its Managing Member

By:	CEP GP, LLC, its General Partner

By:	/s/ Guy Hoffman
	Name:	Guy Hoffman
	Title:	Authorized Signatory

RIVER BIRCH CAPITAL PARTNERS, LP
By:	/s/ Alex Kirk
	Name:	Alex Kirk
	Title:	Managing Member